                                                                    EXHIBIT 25.1

================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

       New York                                              13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

  One Wall Street, New York, N.Y.                                  10286
(Address of principal executive offices)                         (Zip code)


                        PAXSON COMMUNICATIONS CORPORATION
               (Exact name of obligor as specified in its charter)


            Delaware                                           59-3212788
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                         TABLE OF ADDITIONAL REGISTRANTS

AMERICA 51, L.P.                                                                Delaware            86-0889042
BUD HITS, INC.                                                                   Florida            65-0912159
BUD SONGS, INC.                                                                  Florida            65-0897301
CAP COMMUNICATIONS LICENSE OF NEW LONDON, INC.                                   Florida            65-0882807
CAP COMMUNICATIONS OF NEW LONDON, INC.                                           Florida            65-0882805
CAP COMMUNICATIONS, INC.                                                         Florida            65-0882809
CHANNEL 66 OF TAMPA, INC.                                                        Florida            59-3227857
CLEARLAKE PRODUCTIONS, INC.                                                      Florida            65-0863302
COCOLA MEDIA CORPORATION OF FLORIDA                                             Delaware            77-0406411
COCOLA MEDIA CORPORATION OF SAN FRANCISCO, INC.                                California           77-0448296
DP MEDIA, INC.                                                                   Florida            59-3227378
DP MEDIA LICENSE OF BATTLE CREEK, INC.                                           Florida            65-0769770
DP MEDIA LICENSE OF BOSTON, INC.                                                 Florida            65-0822057
DP MEDIA LICENSE OF MARTINSBURG, INC.                                            Florida            65-0769782
DP MEDIA LICENSE OF MILWAUKEE, INC.                                              Florida            65-0817050

DP MEDIA LICENSE OF RALEIGH DURHAM, INC.                                         Florida            65-0769780
DP MEDIA OF BATTLE CREEK, INC.                                                   Florida            65-0773604
DP MEDIA OF BOSTON, INC.                                                         Florida            65-0829541
DP MEDIA OF MARTINSBURG, INC.                                                    Florida            65-0719860
DP MEDIA OF MILWAUKEE, INC.                                                      Florida            65-0816378
DP MEDIA OF RALEIGH DURHAM, INC.                                                 Florida            65-0733737
DP MEDIA OF ST. LOUIS, INC.                                                      Florida            65-0769772
FLAGLER PRODUCTIONS, INC.                                                        Florida            65-1118465
HISPANIC BROADCASTING, INC.                                                      Florida            59-2537913
IRON MOUNTAIN PRODUCTIONS, INC.                                                  Florida            65-1001631
OCEAN STATE TELEVISION, LLC                                                     Delaware             06-14832
PAX HITS PUBLISHING, INC                                                         Florida            65-0897299
PAX INTERNET, INC.                                                               Florida            59-2907133
PAX NET TELEVISION PRODUCTIONS, INC.                                             Florida            65-0830580
PAX NET, INC.                                                                   Delaware            65-0789886
PAXSON AKRON LICENSE, INC.                                                       Florida            65-0611729
PAXSON ALBANY LICENSE, INC.                                                      Florida            65-0736665
PAXSON ALBUQUERQUE LICENSE, INC.                                                 Florida            65-0813266
PAXSON ATLANTA LICENSE, INC.                                                     Florida            59-3291854
PAXSON BIRMINGHAM LICENSE, INC.                                                  Florida            65-0688716
PAXSON BOSTON LICENSE, INC.                                                      Florida            59-3283741
PAXSON BOSTON-68 LICENSE, INC.                                                   Florida            65-0964667
PAXSON BUFFALO LICENSE, INC.                                                     Florida            65-0744425
PAXSON CEDAR RAPIDS LICENSE, INC.                                                Florida            65-0744422
PAXSON CHARLESTON LICENSE, INC.                                                  Florida            65-0780849
PAXSON CHICAGO LICENSE, INC.                                                     Florida            59-3498673
PAXSON COMMUNICATIONS LICENSE COMPANY, LLC                                      Delaware            65-0858700
PAXSON COMMUNICATIONS LPTV, INC.                                                 Florida            65-0641981
PAXSON COMMUNICATIONS MANAGEMENT COMPANY, INC.                                   Florida            59-3212233
PAXSON COMMUNICATIONS OF AKRON-23, INC.                                          Florida            65-0611718
PAXSON COMMUNICATIONS OF ALBANY-55, INC.                                         Florida            65-0628627
PAXSON COMMUNICATIONS OF ALBUQUERQUE-14, INC.                                    Florida            65-0766945
PAXSON COMMUNICATIONS OF ATLANTA-14, INC.                                        Florida            59-3235962
PAXSON COMMUNICATIONS OF BIRMINGHAM-44, INC.                                     Florida            65-0688713
PAXSON COMMUNICATIONS OF BOSTON-46, INC.                                         Florida            65-0686132
PAXSON COMMUNICATIONS OF BOSTON-60, INC.                                         Florida            59-3283737
PAXSON COMMUNICATIONS OF BOSTON-68, INC.                                         Florida            65-0918840
PAXSON COMMUNICATIONS OF BUFFALO-51, INC.                                        Florida            65-0744433
PAXSON COMMUNICATIONS OF CEDAR RAPIDS-48, INC                                    Florida            65-0744431
PAXSON COMMUNICATIONS OF CHARLESTON-29, INC.                                     Florida            65-0780847
PAXSON COMMUNICATIONS OF CHICAGO-38, INC.                                        Florida            65-0806274
PAXSON COMMUNICATIONS OF DALLAS-68, INC.                                         Florida            59-3283742
PAXSON COMMUNICATIONS OF DAVENPORT-67, INC.                                      Florida            65-0813879
PAXSON COMMUNICATIONS OF DENVER-59, INC.                                         Florida            65-0603895
PAXSON COMMUNICATIONS OF DES MOINES-39, INC.                                     Florida            65-0813632
PAXSON COMMUNICATIONS OF DETROIT-31, INC.                                        Florida            65-0735187
PAXSON COMMUNICATIONS OF FAYETTEVILLE-62, INC                                    Florida            65-0771647
PAXSON COMMUNICATIONS OF FRESNO-61, INC.                                         Florida            65-0742713
PAXSON COMMUNICATIONS OF GREENSBORO-16, INC.                                     Florida            65-0653894
PAXSON COMMUNICATIONS OF GREENVILLE-38, INC.                                     Florida            65-0813242
PAXSON COMMUNICATIONS OF HONOLULU-66, INC.                                       Florida            65-0754528
PAXSON COMMUNICATIONS OF HOUSTON-49, INC.                                        Florida            76-0461679
PAXSON COMMUNICATIONS OF JACKSONVILLE-21, INC.                                   Florida            65-1004849
PAXSON COMMUNICATIONS OF JACKSONVILLE-35, INC.                                   Florida            65-0922580
PAXSON COMMUNICATIONS OF KANSAS CITY-50, INC.                                    Florida            65-0712686
PAXSON COMMUNICATIONS OF KNOXVILLE-54, INC.                                      Florida            65-0804455



PAXSON COMMUNICATIONS OF LEXINGTON-67, INC.                                      Florida            65-0826029
PAXSON COMMUNICATIONS OF LOS ANGELES-30, INC.                                    Florida            59-3295991
PAXSON COMMUNICATIONS OF LOUISVILLE-21, INC                                      Florida            65-0917351
PAXSON COMMUNICATIONS OF MEMPHIS-50, INC.                                        Florida            65-0804519
PAXSON COMMUNICATIONS OF MIAMI-35, INC.                                          Florida            65-0471066
PAXSON COMMUNICATIONS OF MINNEAPOLIS-41, INC                                     Florida            59-3295983
PAXSON COMMUNICATIONS OF MOBILE-61, INC.                                         Florida            65-0815802
PAXSON COMMUNICATIONS OF NASHVILLE-28, INC.                                      Florida            65-0744429
PAXSON COMMUNICATIONS OF NEW ORLEANS-49, INC                                     Florida            65-0804451
PAXSON COMMUNICATIONS OF NEW YORK-31, INC                                        Florida            65-0752309
PAXSON COMMUNICATIONS OF NORFOLK-49, INC                                         Florida            65-0814356
PAXSON COMMUNICATIONS OF OKLAHOMA CITY-62, INC.                                  Florida            65-0682182
PAXSON COMMUNICATIONS OF ORLANDO-56, INC.                                        Florida            59-3297996
PAXSON COMMUNICATIONS OF PHILADELPHIA-61, INC.                                   Florida            59-3283731
PAXSON COMMUNICATIONS OF PHOENIX-13, INC.                                        Florida            65-0635181
PAXSON COMMUNICATIONS OF PHOENIX-51, INC.                                        Florida            65-0686052
PAXSON COMMUNICATIONS OF PITTSBURGH-40, INC.                                     Florida            65-0731832
PAXSON COMMUNICATIONS OF PORTLAND-22, INC.                                       Florida            65-0826031
PAXSON COMMUNICATIONS OF PORTLAND-23, INC.                                       Florida            65-0806275
PAXSON COMMUNICATIONS OF PROVIDENCE-69, INC.                                     Florida            65-0643775
PAXSON COMMUNICATIONS OF ROANOKE-38, INC.                                        Florida            65-0741687
PAXSON COMMUNICATIONS OF SACRAMENTO-29, INC.                                     Florida            65-0685880
PAXSON COMMUNICATIONS OF SALT LAKE CITY-30, INC.                                 Florida            65-0717339
PAXSON COMMUNICATIONS OF SAN ANTONIO-26, INC.                                    Florida            65-0826035
PAXSON COMMUNICATIONS OF SAN JOSE-65, INC.                                       Florida            59-3283735
PAXSON COMMUNICATIONS OF SAN JUAN, INC.                                          Florida            58-22195653
PAXSON COMMUNICATIONS OF SCRANTON-64, INC.                                       Florida            65-0735747
PAXSON COMMUNICATIONS OF SEATTLE-33, INC                                         Florida            65-0686130
PAXSON COMMUNICATIONS OF SHREVEPORT-21, INC.                                     Florida            65-0813244
PAXSON COMMUNICATIONS OF SPOKANE-34, INC.                                        Florida            65-0815799
PAXSON COMMUNICATIONS OF ST. CROIX-15, INC.                                      Florida            65-0815807
PAXSON COMMUNICATIONS OF SYRACUSE-56, INC.                                       Florida            65-0795912
PAXSON COMMUNICATIONS OF TAMPA-66, INC.                                          Florida            59-3227558
PAXSON COMMUNICATIONS OF TUCSON-46, INC.                                         Florida            65-0744426
PAXSON COMMUNICATIONS OF TULSA-44, INC.                                          Florida            65-0653898
PAXSON COMMUNICATIONS OF WASHINGTON-66, INC.                                     Florida            65-0735951
PAXSON COMMUNICATIONS OF WAUSAU-46, INC.                                         Florida             65-08317
PAXSON COMMUNICATIONS OF WEST PALM BEACH-67, INC.                                Florida            65-0823013
PAXSON COMMUNICATIONS TELEVISION, INC.                                           Florida            59-3283729
PAXSON DALLAS LICENSE, INC.                                                      Florida            59-3283743
PAXSON DAVENPORT LICENSE, INC.                                                   Florida            65-0813875
PAXSON DENVER LICENSE, INC.                                                      Florida            65-0645191
PAXSON DES MOINES LICENSE, INC.                                                  Florida            65-0813637
PAXSON DETROIT LICENSE, INC.                                                     Florida            65-0735190
PAXSON DEVELOPMENT, INC.                                                         Florida            65-0860488
PAXSON FAYETTEVILLE LICENSE, INC.                                                Florida            65-0771656
PAXSON FRESNO LICENSE, INC.                                                      Florida            65-0742709
PAXSON GREENSBORO LICENSE, INC.                                                  Florida            65-0653901
PAXSON GREENVILLE LICENSE, INC.                                                  Florida            65-0813243
PAXSON HAWAII LICENSE, INC.                                                      Florida            65-0754523
PAXSON HOUSTON LICENSE, INC.                                                     Florida            76-0461475
PAXSON JACKSONVILLE LICENSE, INC.                                                Florida            65-0903781
PAXSON JAX LICENSE, INC.                                                         Florida            65-1004850
PAXSON KANSAS CITY LICENSE, INC.                                                 Florida            65-0712711
PAXSON KNOXVILLE LICENSE, INC.                                                   Florida            65-0829210
PAXSON LEXINGTON LICENSE, INC.                                                   Florida            65-0826033


PAXSON LOS ANGELES LICENSE, INC.                                                 Florida            59-3295992
PAXSON MERCHANDISING & LICENSING, INC.                                           Florida            65-0926836
PAXSON MIAMI-35 LICENSE, INC.                                                    Florida            65-0752329
PAXSON MINNEAPOLIS LICENSE, INC.                                                 Florida            59-3295988
PAXSON MOBILE LICENSE, INC.                                                      Florida            65-0815806
PAXSON NEW YORK LICENSE, INC.                                                    Florida            65-0611721
PAXSON NORFOLK LICENSE, INC.                                                     Florida            65-1086982
PAXSON OKLAHOMA CITY LICENSE, INC.                                               Florida            65-0741346
PAXSON ORLANDO LICENSE, INC.                                                     Florida            65-0806278
PAXSON PHILADELPHIA LICENSE, INC.                                                Florida            59-3283730
PAXSON PHOENIX LICENSE, INC.                                                     Florida            65-0625873
PAXSON PORTLAND LICENSE, INC.                                                    Florida            65-0812841
PAXSON PRODUCTIONS, INC.                                                         Florida            65-0860490
PAXSON ROANOKE LICENSE, INC.                                                     Florida            65-0741692
PAXSON SACRAMENTO LICENSE, INC.                                                  Florida            65-0685878
PAXSON SALEM LICENSE, INC                                                        Florida            65-0826037
PAXSON SALT LAKE CITY LICENSE, INC.                                              Florida            65-0748582
PAXSON SAN ANTONIO LICENSE, INC.                                                 Florida            65-1086981
PAXSON SAN JOSE LICENSE, INC.                                                    Florida            59-3283733
PAXSON SCRANTON LICENSE, INC.                                                    Florida            65-0735746
PAXSON SEATTLE LICENSE, INC.                                                     Florida            65-0686136
PAXSON SHREVEPORT LICENSE, INC.                                                  Florida            65-0813247
PAXSON SPOKANE LICENSE, INC.                                                     Florida            65-0815800
PAXSON SPORTS OF MIAMI, INC.                                                     Florida            59-3227303
PAXSON ST. CROIX LICENSE, INC.                                                   Florida            65-0815808
PAXSON SYRACUSE LICENSE, INC.                                                    Florida            65-0795915
PAXSON TAMPA-66 LICENSE, INC.                                                    Florida            65-0752325
PAXSON TELEVISION PRODUCTIONS, INC.                                              Florida            65-0791898
PAXSON TELEVISION, INC.                                                          Florida            65-0902915
PAXSON TENNESSEE LICENSE, INC.                                                   Florida            65-0744418
PAXSON TULSA LICENSE, INC.                                                       Florida            65-0829209
PAXSON WASHINGTON LICENSE, INC.                                                  Florida            59-3319719
PAXSON WAUSAU LICENSE, INC.                                                      Florida            65-0834744
PCC DIRECT, INC.                                                                 Florida            65-0684251
RDP COMMUNICATIONS LICENSE OF INDIANAPOLIS, INC.                                 Florida            65-0866576
RDP COMMUNICATIONS OF INDIANAPOLIS, INC.                                         Florida            65-0866575
RDP COMMUNICATIONS, INC.                                                         Florida            65-0860333
TRAVEL CHANNEL ACQUISITION CORPORATION                                           Florida            65-0766049


601 Clearwater Park Road
West Palm Beach, Florida                                         33401
(Address of principal executive offices)                       (Zip code)

                                  -------------

                   10-3/4% Senior Subordinated Notes due 2008
                       (Title of the indenture securities)

================================================================================

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                  Name                                        Address
--------------------------------------------------------------------------------

Superintendent of Banks of the State of          2 Rector Street, New York,
New York                                         N.Y.  10006, and Albany, N.Y.
                                                 12203

Federal Reserve Bank of New York                 33 Liberty Plaza, New York,
                                                 N.Y.  10045

Federal Deposit Insurance Corporation            Washington, D.C.  20429

New York Clearing House Association              New York, New York   10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of September, 2001.

                                           THE BANK OF NEW YORK

                                           By: /s/  VAN BROWN
                                               --------------------------------
                                               Name:    VAN BROWN
                                               Title:   VICE PRESIDENT

                                                                       EXHIBIT 7


--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                             Dollar Amounts
                                                                             In Thousands
                                                                             --------------

ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ....................   $ 2,811,275
   Interest-bearing balances .............................................     3,133,222
Securities:
   Held-to-maturity securities ...........................................       147,185
   Available-for-sale securities .........................................     5,403,923
Federal funds sold and Securities purchased under
   agreements to resell ..................................................     3,378,526
Loans and lease financing receivables:
   Loans and leases held for sale ........................................        74,702
   Loans and leases, net of unearned
     income...............37,471,621
   LESS: Allowance for loan and
     lease losses............599,061
   Loans and leases, net of unearned
     income and allowance ................................................    36,872,560
Trading Assets ...........................................................    11,757,036
Premises and fixed assets (including capitalized
   leases) ...............................................................       768,795
Other real estate owned ..................................................         1,078
Investments in unconsolidated subsidiaries and
   associated companies ..................................................       193,126
Customers' liability to this bank on acceptances
   outstanding ...........................................................       592,118
Intangible assets
   Goodwill ..............................................................     1,300,295
   Other intangible assets ...............................................       122,143
Other assets .............................................................     3,676,375
                                                                             -----------
Total assets .............................................................   $70,232,359
                                                                             ===========


                                                                             Dollar Amounts
                                                                             In Thousands
                                                                             --------------

LIABILITIES
Deposits:

   In domestic offices ...................................................   $25,962,242
   Noninterest-bearing.......................10,586,346
   Interest-bearing..........................15,395,896
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..............................................    24,862,377
   Noninterest-bearing..........................373,085
   Interest-bearing..........................24,489,292
Federal funds purchased and securities sold under
   agreements to repurchase ..............................................     1,446,874
Trading liabilities ......................................................     2,373,361
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .............................................     1,381,512
Bank's liability on acceptances executed and
   outstanding ...........................................................       592,804
Subordinated notes and debentures ........................................     1,646,000
Other liabilities ........................................................     5,373,065
                                                                             -----------
Total liabilities ........................................................   $63,658,235
                                                                             ===========

EQUITY CAPITAL
Common stock .............................................................     1,135,284
Surplus ..................................................................     1,008,773
Retained earnings ........................................................     4,426,033
Accumulated other comprehensive income ...................................         4,034
Other equity capital components ..........................................             0
                                                                             -----------
Total equity capital .....................................................     6,574,124
Total liabilities and equity capital .....................................   $70,232,359
                                                                             ===========


         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.



                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi         )
Gerald L. Hassell       )
Alan R. Griffith        )                                         Directors


                                       3